Ameritas Life Insurance Corp.
                               ("Ameritas Life")

              Ameritas Life Insurance Corp. Separate Account LLVA
                              ("Separate Account")

                                 Supplement to

                    Ameritas No-Load Variable Annuity (6150)
                          Prospectus Dated May 1, 2011


                        Supplement Dated March 16, 2012


Effective May 1, 2012, the Capital Growth asset allocation model will no longer be available for use with a Guaranteed Lifetime Withdrawal Benefit ("GLWB") rider that is active. A GLWB rider is active when it is in the Accumulation Phase or the Withdrawal Phase. Balanced, Moderate, and Conservative asset allocation models remain available for GLWB riders that are active.

Therefore, the Asset Allocation Program and GLWB Rider sections of your prospectus are revised by deleting the Capital Growth model from the list of models available for use with an active GLWB rider.

If you are invested in the Capital Growth model and you do not select an available allocation model prior to May 1, 2012, we will transfer your total Policy value from the Capital Growth model to the Balanced model at the close of business on April 30. You may later request to transfer your total Policy value from the Balanced model to either of the remaining asset allocation models (Moderate or Conservative).

We have the right to discontinue access to an allocation model. The prospectus requires that we notify you within 30 days prior to the change if an allocation model will be discontinued. (Please see the GLWB Rider section of the prospectus, specifically the sub-section on Asset Allocation.)

The Capital Growth model is discontinued only for Policy Owners who have active GLWB riders.

All other provisions of your Policy remain as stated in your Policy and prospectus as previously supplemented.

  Please retain this Supplement with the current prospectus for your variable
                 Policy issued by Ameritas Life Insurance Corp.
    If you do not have a current prospectus, please contact Ameritas Life at
                                1-800-255-9678.